UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________________________________________________________________
FORM 8-K

 ______________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: July 24, 2018
(Date of earliest event reported)
 ______________________________________________________________________________
Verizon Communications Inc.
(Exact name of registrant as specified in its charter)
 _______________________________________________________________________________

Delaware	1-8606	23-2259884
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1095 Avenue of the Americas New York, New York		10036
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 395-1000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
[   ] Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period or complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 2.02. Results of Operations and Financial Condition
Attached as an exhibit hereto are a press release and financial tables dated July 24, 2018 issued by Verizon Communications Inc. (Verizon).
NON-GAAP MEASURES
Verizon’s press release and financial tables include financial information prepared in conformity with generally accepted accounting principles (GAAP) as well as non-GAAP financial information. It is management's intent to provide non-GAAP financial information to enhance the understanding of Verizon's GAAP financial information and it should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP. Each non-GAAP financial measure is presented along with the corresponding GAAP measure so as not to imply that more emphasis should be placed on the non-GAAP measure. We believe that non-GAAP measures provide relevant and useful information, which is used by management, investors and other users of our financial information in assessing both consolidated and segment performance. The non-GAAP financial information presented may be determined or calculated differently by other companies and may not be directly comparable to that of other companies.
Consolidated Operating Revenues Excluding Oath, Divested Businesses and the Revenue Recognition Standard
Consolidated Operating Revenues Excluding Oath, Divested Businesses and the Revenue Recognition Standard is a non-GAAP financial measure that we believe is useful to management, investors and other users of our financial information in evaluating our revenue growth and trends on a comparable basis. For the three months ended June 30, 2018, Consolidated Operating Revenues Excluding Oath, Divested Businesses and the Revenue Recognition Standard excludes (i) operating revenues from our Oath business and (ii) the impact of Accounting Standards Codification Topic 606, "Revenues from Contracts with Customers (Topic 606)" (Topic 606, ASC 606 or Revenue Recognition Standard), which we adopted effective January 1, 2018. For the three months ended June 30, 2017, Consolidated Operating Revenues Excluding Oath, Divested Businesses and the Revenue Recognition Standard excludes operating revenues from (i) our Oath business, (ii) the data center businesses divested on May 1, 2017 and (iii) insignificant divestitures completed in the third quarter of 2017.
Consolidated Operating Revenues Excluding Oath, Divested Businesses and the Revenue Recognition Standard is calculated by subtracting operating revenues from (i) Oath, (ii) divested businesses and (iii) impacts from the Revenue Recognition Standard from our consolidated operating revenues.
EBITDA and EBITDA Margin Related Non-GAAP Measures
Consolidated earnings before interest, taxes, depreciation and amortization (Consolidated EBITDA), Consolidated EBITDA Margin, Segment EBITDA, Segment EBITDA Margin, Pre-Topic 606 Segment EBITDA and Pre-Topic 606 Segment EBITDA Margin are non-GAAP financial measures that we believe are useful to management, investors and other users of our financial information in evaluating operating profitability on a more variable cost basis as they exclude depreciation and amortization expense related primarily to capital expenditures and acquisitions that occurred in prior periods, as well as in evaluating operating performance in relation to Verizon’s competitors. Further, the exclusion of the impact of Topic 606 enables comparability to prior period performance and trend analysis.
Consolidated EBITDA is calculated by adding back interest, taxes, depreciation and amortization expense, equity in losses of unconsolidated businesses and other (income) and expense, net to net income. Consolidated EBITDA Margin is calculated by dividing Consolidated EBITDA by consolidated operating revenues.
Segment EBITDA is calculated by adding back depreciation and amortization expense to segment operating income. Segment EBITDA Margin is calculated by dividing Segment EBITDA by segment total operating revenues.
Pre-Topic 606 Segment EBITDA is calculated by adding back depreciation and amortization expense to segment operating income and excluding the impact of Topic 606. Pre-Topic 606 Segment EBITDA Margin is calculated by dividing Pre-Topic 606 Segment EBITDA by segment total operating revenues excluding the impact of Topic 606.
Consolidated Adjusted EBITDA and Consolidated Adjusted EBITDA Margin Related Non-GAAP Measures
Consolidated Adjusted EBITDA, Consolidated Adjusted EBITDA Margin, Consolidated Adjusted EBITDA excluding Operating Results from Divested Businesses, Pre-Topic 606 Consolidated Adjusted EBITDA and Pre-Topic 606 Consolidated Adjusted EBITDA Margin are non-GAAP financial measures that we believe provide relevant and useful information to management, investors and other users of our financial information in evaluating the effectiveness of our operations and underlying business trends in a manner that is consistent with management’s evaluation of business performance. We believe that Consolidated Adjusted EBITDA, Consolidated Adjusted EBITDA Margin, Pre-Topic 606 Consolidated Adjusted EBITDA and Pre-Topic 606 Consolidated

Adjusted EBITDA Margin are used by investors to compare a company’s operating performance to its competitors by minimizing impacts caused by differences in capital structure, taxes and depreciation policies. Further, the exclusion of special items and the impact of Topic 606 enables comparability to prior period performance and trend analysis.
Consolidated Adjusted EBITDA is calculated by excluding from Consolidated EBITDA the effect of the following special items: net gain on sale of divested businesses, severance charges, gain on spectrum license transactions, product realignment charges and acquisition and integration related charges. Product realignment charges primarily relate to the discontinuation of the go90 platform and associated content and other early-stage developmental technologies. Acquisition and integration related charges represent transaction expenses related to business acquisitions and incremental expenses directly incurred to integrate the acquired businesses into our operations. We believe that the exclusion of the above-noted special items enables management, investors and other users of our financial information to assess our sequential and year-over-year performance on a more comparable basis and is consistent with management’s own evaluation of performance.
Consolidated Adjusted EBITDA Margin is calculated by dividing Consolidated Adjusted EBITDA by Consolidated Operating Revenues.
Consolidated Adjusted EBITDA excluding Operating Results from Divested Businesses is calculated by excluding the operating results from divested businesses from Consolidated Adjusted EBITDA. Management uses this measure to assess our ability to repay debt and we believe that this measure is also useful to rating agencies, lenders and other parties in evaluating our creditworthiness.
Pre-Topic 606 Consolidated Adjusted EBITDA is calculated by subtracting the impact of Topic 606 from Consolidated Adjusted EBITDA. Pre-Topic 606 Consolidated EBITDA Margin is calculated by dividing Pre-Topic 606 Consolidated EBITDA by Pre-Topic 606 consolidated operating revenues.
Net Debt and Net Debt to Consolidated Adjusted EBITDA Ratio
Net Debt and Net Debt to Consolidated Adjusted EBITDA Ratio are non-GAAP financial measures that we believe are useful to management, investors and other users of our financial information in evaluating Verizon’s ability to service its debt.
Net Debt is calculated by subtracting cash and cash equivalents from the sum of debt maturing within one year and long-term debt. Net Debt to Consolidated Adjusted EBITDA Ratio is calculated by dividing Net Debt by Consolidated Adjusted EBITDA excluding Operating Results from Divested Businesses. For purposes of Net Debt to Consolidated Adjusted EBITDA Ratio, Consolidated Adjusted EBITDA excluding Operating Results from Divested Businesses is calculated for the last twelve months.
Adjusted Earnings per Common Share
Adjusted Earnings per Common Share (Adjusted EPS) is a non-GAAP financial measure that we believe is useful to management, investors and other users of our financial information in evaluating our operating results and understanding our operating trends without the effect of special items. We believe excluding special items provides more comparable assessment of our financial results from period to period.
Adjusted EPS is calculated by excluding the effect of the following special items: net gain on sale of divested businesses, severance charges, acquisition and integration related charges and product realignment charges.
See the accompanying schedules for reconciliations of non-GAAP financial measures to GAAP.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99	Press release and financial tables, dated July 24, 2018, issued by Verizon Communications Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Verizon Communications Inc.
(Registrant)

Date:	July 24, 2018	/s/ Anthony T. Skiadas
Anthony T. Skiadas
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description

99	Press release and financial tables, dated July 24, 2018, issued by Verizon Communications Inc.